                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Firearms Training Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(FATS LOGO)

                        FIREARMS TRAINING SYSTEMS, INC.
                            7340 MCGINNIS FERRY ROAD
                               SUWANEE, GA 30024

October 19, 2001

To Our Stockholders:

     On behalf of the Board of Directors and management of Firearms Training Systems, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on December 6, 2001 at 10:00 a.m., at Firearms Training Systems, Inc.'s Headquarters, 7340 McGinnis Ferry Road, Suwanee, GA 30024.

     At the Annual Meeting, stockholders will be asked to re-elect two directors of the Company, both of whom are currently directors of the Company. Information regarding these and certain other matters is contained in the accompanying Proxy Statement.

     A copy of the Company's Fiscal Year 2001 Annual Report to Stockholders, which contains financial statements and other important information about the Company's business, is also enclosed.

     It is important that your shares of stock are represented at the meeting, regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card. However, if you wish to vote for re-electing the directors, all you need to do is sign and date the proxy card.

     Please complete and return the proxy card in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time.

     We hope you are able to attend, and look forward to seeing you.

                                        Sincerely,

                                        /s/ RANDY SUGARMAN

                                        Randy Sugarman
                                        CHAIRMAN OF THE BOARD OF DIRECTORS
                                        INTERIM CHIEF EXECUTIVE OFFICER AND
                                        PRESIDENT

(FATS LOGO)

                        FIREARMS TRAINING SYSTEMS, INC.
                            7340 MCGINNIS FERRY ROAD
                               SUWANEE, GA 30024

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 6, 2001

To the Stockholders of
Firearms Training Systems, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Firearms Training Systems, Inc. will be held at 10:00 a.m. on Thursday, December 6, 2001 at Firearms Training Systems, Inc.'s Headquarters, 7340 McGinnis Ferry Road, Suwanee, GA 30024, for the following purposes:

          1. To re-elect two of the seven directors constituting the Board of Directors to serve for three years and until their successors are elected and qualified, and

          2. Such other matters as may properly come before the meeting and any adjournment or postponement thereof.

     Only stockholders of record on October 8, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ JOHN A. MORELLI

                                        John A. Morelli
                                        SECRETARY
Suwanee, Georgia
October 19, 2001

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2001

     This Proxy Statement is furnished by Firearms Training Systems, Inc. ("FATS" or the "Company") to stockholders in connection with the solicitation of proxies by the Board of Directors of FATS for use at FATS' 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held on Thursday, December 6, 2001, including any postponement, adjournment, or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Company's principal offices are located at 7340 McGinnis Ferry Road, Suwanee, Georgia 30024. The cost of soliciting proxies will be borne by the Company. The directors, officers and employees of the Company will solicit proxies through the use of the mails and by telephone. Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about October 19, 2001.

     Only stockholders of record at the close of business on October 8, 2001 (the "Record Date") are entitled to notice of and to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 70,153,139 shares of Class A Voting Common Stock, $0.000006 par value per share ("Common Stock") of FATS outstanding and entitled to vote at the Annual Meeting. The presence of a majority of such shares is required, in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on any matter submitted for vote by the stockholders. Proxies submitted which contain abstentions or broker non-votes are included in determining whether a quorum is present, but will not affect the outcome of the vote. Unless otherwise indicated on a proxy, all duly executed proxies granted by the holders of the Common Stock will be voted individually at the Annual Meeting for the election of each nominee. Each nominee for the Board of Directors has indicated that he will serve if elected, but if the situation should arise that any nominee is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board of Directors.

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock entitled to vote for the election of directors at a meeting at which a quorum is present. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or the By-laws, be decided by the vote of the holders of stock having a majority of votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

     Proxies in the accompanying form, duly executed and returned to the management of the Company, and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     Proxies that are executed but which do not contain any specific instructions will be voted for the election of all the nominees for directors specified herein and in the discretion of the persons appointed as proxies, on any other matter that may properly come before the Annual Meeting or any postponement, adjournment or adjournments thereof, including any vote to postpone or adjourn the Annual Meeting.

     A copy of the Company's Annual Report on Form 10-K is being furnished herewith to each shareholder of record as of the close of business on October 8, 2001. Additional copies of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 will be provided free of charge upon written request to:

                        FIREARMS TRAINING SYSTEMS, INC.
                      ATTN: INVESTORS RELATIONS DEPARTMENT
                            7340 McGINNIS FERRY ROAD
                             SUWANEE, GEORGIA 30024

     If the person requesting the Form 10-K was not a stockholder of record on October 8, 2001, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to the Form 10-K will also be furnished on request and upon payment of the Company's expenses in furnishing the exhibits.

              OWNERSHIP OF STOCK BY DIRECTORS, EXECUTIVE OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Class A Voting Common Stock ("Common Stock") as of October 8, 2001 by: (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) the Company's chief executive officer and each of the other executive officers included in the Summary Compensation Table; and (iv) the Company's current directors and officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated as being beneficially owned by them.

                                                               NUMBER OF
                                                               SHARES OF
                                                              COMMON STOCK
                                                              BENEFICIALLY
NAME OF BENEFICIAL OWNER(1)                                     OWNED(6)      %
---------------------------                                   ------------   ----
Bank of America Corporation(1)..............................   12,757,426    18.2%
Deutsche Postbank AG(2).....................................    7,100,391    10.1%
Dominion Resources, Inc. c/o First Source Financial,
  LLP(3)....................................................    9,467,188    13.5%
U.S. Bank National Association (First Bank, N.A.)(4)........    4,260,375     6.1%
Centre Capital Investors II, LP(5)..........................   21,468,963    29.1%
Centre Capital Offshore Investors II, LP(5).................    4,254,330     6.0%
Centre Partners Management LLC(7)...........................   28,229,942    37.7%
Centre Partners II LLC(8)...................................   31,853,626    42.3%
Robert F. Mecredy -- Resigned(9)............................      127,502       *
John A. Morelli(9)..........................................      167,377       *
William J. Bratton..........................................       21,100       *
Scott Perekslis(10).........................................        9,005       *
All current directors and executive officers as a group.....      324,984     0.5%

---------------

 (1) The address of Bank of America Corporation is 100 North Tryon Street, Charlotte, North Carolina. Bank of America is the parent of NB Holdings Corporation, which is the parent company of Bank of America, N.A., the owner of these shares. Information regarding ownership of Common Stock included herein is in reliance on information set forth in a Form 3 filed on September 6, 2000 with the Securities Exchange Commission (the "Commission"), reflecting ownership as of August 25, 2000, as well as information set forth in Schedule 13-D filed on September 6, 2000.
 (2) The address of Deutsche Postbank AG is Friedrich-Ebert-Allee 114-126, 53113 Bonn, Germany. It is the parent company of PB Capital Corporation, formerly known as BHF (USA) Capital Corporation, whose address is 590 Madison Avenue, New York City, New York. Information regarding ownership of Common Stock included herein is in reliance on information set forth in a Form 3 filed on September 6, 2000 with the Commission, reflecting ownership as of August 25, 2000, as well as information set forth in Schedule 13-D filed on September 6, 2000. The Company was informed by letter on September 20, 2001 that Deutsche Postbank AG would acquire BHF (USA) Capital Corporation, effective September 26, 2001, and the name would be changed to PB Capital Corporation.
 (3) The address of Dominion Resources, Inc. is 120 Tredegear Street, Richmond, Virginia 23219. Dominion Resources is a holding company and its subsidiaries include Dominion Capital, Inc., whose subsidiaries include Virginia Financial Ventures, Inc. and N.H. Capital, Inc., the general partners of First Source Financial, LLP, the owner of these shares. Information regarding ownership of Common Stock included herein is in reliance on information set forth in a Schedule 13-D filed on September 6, 2000 with the Commission, reflecting ownership as of August 25, 2000.
 (4) The address of U.S. Bank National Association is U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota. Information regarding ownership of Common Stock included herein in reliance on information set forth in a Schedule 13-D filed on September 6, 2000 with the Commission, reflecting ownership as of August 25, 2000.

 (5) The address of Centre Capital Investors II, L.P., (together with Centre Partners Coinvestment, L.P., Centre Capital Tax-exempt Investors II, L.P. and Centre Capital Offshore Investors II, L.P., the "Centre Partnerships"), Centre Partners Management LLC ("Centre Management") and Centre Partners II, LLC (together with the Centre Partnerships, the "Centre Entities") is 30 Rockefeller Plaza, New York, New York 10020, except that the address of Centre Capital Offshore Investors II, L.P. is c/o Reid Management, Cedar House, 41 Cedar Avenue, Box HM 1179, Hamilton, Bermuda. Information regarding ownership of Common Stock included herein is in reliance on information set forth in a Schedule 13-G/A filed on November 27, 2000 with the Commission, reflecting ownership as of August 25, 2000.
 (6) Based on 70,153,139 shares of Common Stock outstanding on October 8, 2001. Calculation of percentage of beneficial ownership assumes the exercise of all options exercisable within 60 days of October 8, 2001 only by the respective named shareholder.
 (7) Information regarding ownership of Common Stock by the Centre Entities is included herein in reliance on information provided by Centre Management. Pursuant to a Management Agreement, Centre Capital Investors II, L.P., Centre Partners Offshore Investors II, L.P. and Centre Capital Tax-exempt Investors II, L.P. have delegated voting and investment power with respect to the Common Stock beneficially owned by them to Centre Management; accordingly, the aggregate security ownership of those Centre Partnerships is reflected for Centre Management as well.
 (8) Centre Partners II LLC ("Centre Partners"), as general partner of the Centre Partnerships, is reflected as beneficially owning the Common Stock owned by the Centre Partnerships. In addition, pursuant to certain co-investment arrangements, Centre Partners has been delegated voting and investment power with respect to an additional 571,181 shares of Common Stock and 57,131 warrants. Included within the shares of Common Stock are 5,246,164 warrants currently exercisable into shares of Common Stock.
 (9) Messrs. Mecredy and Morelli's beneficial ownership includes exercisable options for 106,792 shares and 85,854 shares, respectively. In addition, Messrs. Mecredy and Morelli's beneficial ownership includes 16,800 shares and 8,616 shares, respectively, held in a 401(k) plan for the benefit of each person as of October 8, 2001, over which each such person has been delegated voting and investment power.
(10) Includes 9,005 shares of Common Stock held in a 401(k) plan for the benefit of Mr. Perekslis over which Mr. Perekslis has delegated voting and investment authority to Centre Partners pursuant to certain co-investment arrangements.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                      AND INFORMATION REGARDING DIRECTORS
                       (ITEM NUMBER 1 ON THE PROXY CARD)

     The by-laws of FATS provide that the Board of Directors shall consist of not less than one director, with the exact number being set from time to time by the Board. The Restated Certificate of Incorporation of the Company divides the Board of Directors into three classes, as nearly equal in number as possible, and each class is elected for a three year term. The Board currently consists of seven directors.

     The terms of the following Class II directors expire at the Annual Meeting. Mr. Bratton was elected at the 1998 Annual Meeting of Stockholders and Mr. Mohling was named as a director in October 2000 to fill a vacancy. Messrs. Bratton and Mohling were nominated for election at the Annual Meeting to serve until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified.

WILLIAM J. BRATTON
PRESIDENT
THE BRATTON GROUP LLC

     William J. Bratton, age 54, has served as a Director of the Company since September 17, 1996. He has been the President of The Bratton Group LLC since 1999. From 1997 to 1999, he served as the President and Chief Operating Officer of CARCO Group, Inc. From 1996 to 1997, Mr. Bratton served as Vice Chairman of First Security Services Corporation and President of its subsidiary First Security Consulting, Inc. From 1994 to 1996, Mr. Bratton served as Police Commissioner of the City of New York. In 1991, he served as

Superintendent in Chief of the Boston Police Department and was appointed Police Commissioner of the Boston Police Department in 1993. From 1990 to 1991, Mr. Bratton served as Chief of the New York City Transit Police. Mr. Bratton also serves as a director of Rite Aid Corporation, First Security Services Corporation and Smart Cop Corporation. Mr. Bratton is a member of the Compensation Committee and the Stock Options Sub-Committee of the Board of Directors.

RONOVAN MOHLING
PARTNER AND PRINCIPAL
CAPITOL PLACES, LLC

     Ronovan Mohling, age 60, was named as a Director of the Company in October 2000. Mr. Mohling, a Partner and Principal of Capitol Places, LLC (a private real estate group) since 1998, served with Bristol-Myers Squibb Company in Europe, the Middle East, and Africa from 1988 to 1998. From 1995 to 1998, he was the Vice President of Business Development, responsible for acquisitions and divestitures, for the company's Consumer Medicines Division and, from 1992 to 1995 was President of the Consumer Products Division with responsibility for the regions of Europe, the Middle East, and Africa. From 1972 to 1988, Mr. Mohling served in the capacities of President and Vice-President with Schering-Plough Corporation where he was responsible for overseeing the company's Consumer Products Division. Mr. Mohling is a member of the Audit Committee of the Board of Directors.

     The following Class I directors were elected at the 2000 Annual Meeting of Stockholders and their terms expire with the Annual Meeting of Stockholders in 2003.

SCOTT PEREKSLIS
MANAGING DIRECTOR
CENTRE PARTNERS MANAGEMENT LLC

     Scott Perekslis, age 33, has served as a Director of the Company since July 31, 1996. Mr. Perekslis also served as a Vice President of the Company from July 31, 1996 through July 18, 1997. Since 1995, Mr. Perekslis has been a Principal of Centre Partners Management LLC and a Principal of Corporate Advisors, L.P. From 1991 to 1995, Mr. Perekslis was an Associate of Corporate Advisors, LP. Mr. Perekslis also serves as a director of American Seafoods, L.P., Hyco International, Inc. and KIK Corporation Holdings, Inc. Mr. Perekslis is a member of the Compensation Committee of the Board of Directors.

R. C. WHITAKER
PRESIDENT AND CEO
STRATEGIC DISTRIBUTION

     R.C. Whitaker, age 53, was named as a Director of the Company in October 2000 to fill a vacancy. Mr. Whitaker has been with Strategic Distribution Inc. since September 2000. Prior to joining SDI, he was an Operating Partner with Pegasus Investors (a private equity funds group) from 1999 to 2000. Previous operational positions were President and CEO of Johnson Worldwide Associates (a sporting goods manufacturer) from 1996 to 1999, President and CEO of EWI, Inc. (an automotive tier 1 supplier) from 1995 to 1996, Chairman, President and CEO of Colt's Manufacturing Company (a designer and producer of military firearms) from 1992 to 1995, and President & CEO of Wheelabrator Corporation (an industrial equipment manufacturer). In addition to Strategic Distribution Inc., he serves on the Board of Directors of Weirton Steel Corporation, Precision Navigation, Inc., and Code-Alarm Inc. as well as a member of the Board of Trustees for the College of Wooster. Mr. Whitaker is a member of the Audit Committee of the Board of Directors.

     The following Class III directors were elected in fiscal 2000 and their terms expire with the Annual Meeting of Stockholders in 2002; Mr. Sugarman was named as a director in October 2000 to fill a vacancy and Ms. Gilleece was named as a director in March 2001 to fill a vacancy.

MARY ANN GILLEECE, J.D., L.L.M.
PARTNER
MANATT PHELPS & PHILLIPS LLP

     Mary Ann Gilleece, age 61, was named as a Director of the Company in March 2001. Ms. Gilleece is a Partner in the law firm of Manatt Phelps & Phillips, LLP, which has offices in Washington, D.C., Los Angeles, Palo Alto, Sacramento, Mexico City and Monterrey, Mexico. The firm is organized in four business units:
Litigation; Business, Finance, and Real Estate; Government and International Trade and Policy; and, entertainment, Media, and Intellectual Property. Ms. Gilleece is a member of the Audit Committee.

RANDY SUGARMAN, CPA
MANAGING PARTNER
SUGARMAN & COMPANY, LLP

     Randy Sugarman, age 60, was named as a Director of the Company and as Chairman of the Board of Directors in October 2000. Effective May 16, 2001, Mr. Sugarman was named interim Chief Executive Officer and President. Mr. Sugarman is the managing partner of Sugarman & Company LLP (Financial Consultants), which he founded in 1977. Mr. Sugarman is a member of the Compensation Committee.

                            DIRECTORS' COMPENSATION

     Each director of the Company who is not an employee of the Company is entitled to receive annual compensation of $20,000, payable quarterly. In addition, directors of the Company are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors or committees thereof. Directors who are also employees of the Company are not separately compensated for their services as directors. For a description of the consulting agreement between the Company and Sugarman & Company, LLP, a company in which Randy Sugarman is the managing partner and has an 80% ownership interest, see "Compensation Committee Interlocks and Insider Participation."

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company meets on a regular basis to supervise, review, and direct the business and affairs of the Company. During the Company's 2001 fiscal year, the Board held seven meetings and also approved one action through unanimous consent of the Board of Directors in lieu of a meeting. The Board of Directors has established an Audit Committee, a Compensation Committee, and a Strategic Planning Committee, to which it has assigned certain responsibilities in connection with the governance and management of the Company's affairs. The Company has no standing nominating committee or other committee performing similar functions and the Board of Directors performs such functions.

     Each of the current directors attended at least 75% of the total number of meetings of the Board and the committees on which he or she served during the period he or she served in such position.

     Audit Committee. The Board of Directors established the Audit Committee in September 1996 and in Fiscal Year 2001 adopted a Charter of the Audit Committee, a copy of which is attached as Exhibit A to this Proxy Statement. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information. In that regard, the Committee is to (1) serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems; (2) serve, together with the Board, as the ultimate authority to which the independent auditor and internal auditing department are accountable, and have, together with the Board, the ultimate responsibility to select, evaluate, and, where appropriate, replace the independent auditor (or nominate the independent auditor to be approved by the shareholders); (3) review the audit efforts of the independent auditor and internal auditing department; and (4) provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department and the Board. Each of the members of the Audit Committee meets the independence standards of the NASDAQ. Ms. Gilleece and Messrs. Mohling and Whitaker are members of the Audit Committee. During the Company's 2001 fiscal year, the Audit Committee held one meeting. Ms. Mary Ann Gilleece was appointed as a member of the Audit Committee effective June 2001.

     Compensation Committee. The Board of Directors established the Compensation Committee in September 1996 to determine compensation of the Company's executive officers and to administer the Company's Stock Option Plan. Messrs. Bratton, Perekslis and Sugarman are members of the Compensation Committee. During the Company's 2001 fiscal year, the Compensation Committee held one meeting.

     Stock Options Subcommittee. The Board of Directors established the Stock Options Subcommittee of the Compensation Committee to consider and approve all compensation items which are intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code, including without limitation, all grants of stock options pursuant to the Company's Stock Option Plan. Currently, Mr. Bratton is the sole member of the Stock Options Subcommittee. During the Company's 2001 fiscal year, the Stock Options Subcommittee held one meeting.

                           SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Chief Executive Officer and each of the other executive officers whose annual salary and bonus during fiscal 2001 exceeded $100,000.

                                                                  LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION      ------------------------
                                     -------------------------   RESTRICTED   SECURITIES        ALL
                                     FISCAL   SALARY    BONUS      STOCK      UNDERLYING       OTHER
OFFICER NAME AND PRINCIPAL POSITION   YEAR      ($)      ($)     AWARDS ($)   OPTIONS (#)   COMPENSATION
-----------------------------------  ------   -------   ------   ----------   -----------   ------------
Robert F. Mecredy..................   2001    200,000   50,000          0       720,000(1)     5,998(2)
  President and Chief                 2000    160,000        0          0             0        5,049(2)
  Executive Officer -- Resigned       1999    158,000        0          0        20,000        4,740(2)
John A. Morelli....................   2001    125,000        0          0       450,000(4)     3,089(2)
  Chief Operating Officer &           2000    105,000        0     18,750(3)     90,000        5,689(2)
  Chief Financial Officer             1999     84,950        0          0        13,000        2,482(2)

---------------

(1) Mr. Mecredy became the Company's President and Chief Executive Officer on October 1, 1999. He resigned effective May 16, 2001.
(2) Matching contributions made by the Company to its 401(k) plan.
(3) Mr. Morelli was granted 30,000 shares of restricted Class A Common Stock priced at $0.625 per share during fiscal 2000. The restrictions on these shares elapsed before March 31, 2001.
(4) On October 2, 2000, Mr. Morelli assumed the duties of Chief Operating Officer in addition to his role as Chief Financial Officer of the Company.

                         OPTIONS GRANTED IN FISCAL 2001

     The following table contains certain information regarding stock options granted to Executive Officers during fiscal 2001.

                                                                                                     POTENTIAL REALIZABLE
                        NUMBER OF      % OF TOTAL                                                      VALUE AT ASSUMED
                        SECURITIES      OPTIONS                                                   ANNUAL RATES OF STOCK PRICE
                        UNDERLYING     GRANTED TO    EXERCISE OR    GRANT DATE                 APPRECIATION FOR OPTION TERMS(1)
                       OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    MARKET PRICE   EXPIRATION   ---------------------------------
OFFICER NAME             GRANTED      FISCAL YEAR     ($/SHARE)     ($/SHARE)        DATE         0%          5%          10%
------------           ------------   ------------   -----------   ------------   ----------   ---------   ---------   ---------
Robert F. Mecredy....    240,000(2)      19.89%        0.01000       $0.5938      04/01/2003    $45,600     $64,164     $88,861
Robert F. Mecredy....    480,000(3)      39.77%        0.50000        0.5938      04/01/2007          0           0           0
John A. Morelli......    150,000(2)      12.43%        0.01000        0.5938      04/01/2007     28,500      40,102      55,538
John A. Morelli......    300,000(3)      24.86%        0.50000        0.5938      04/01/2007          0           0           0

---------------

(1) The dollar amounts are the result of calculations at the 0%, 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the price of the Company's common stock or the present or future value of the options.
(2) Series H options become exercisable upon sale of the Company for a number of shares based upon the per share consideration received by all stockholders ("PSC"). If the PSC is less than $0.75, then the number of shares for which the option becomes exercisable is 0. If the PSC is equal to or greater than $1.50, then the number of shares for which the option becomes exercisable is 240,000 and 150,000, for Messrs. Mecredy and Morelli, respectively. If the PSC is between $0.75 and $1.50, then the number of shares for which the option becomes exercisable will be 240,000 or 150,000, respectively, for Messrs. Mecredy and Morelli, multiplied by the PSC minus $0.75, divided by $0.75. Mr. Mecredy's options expire on 04/01/03. Mr. Morelli's options expire on 04/01/07.
(3) Series F options become exercisable at the rate of 80,000 and 50,000 shares, respectively, for Messrs. Mecredy and Morelli, at 03/31/01, 03/31/02, and 03/31/03 on a cumulative basis so that the option is exercisable with respect to all shares on 03/31/03. In the event of sale of the Company, options are immediately exercisable in full. Mr. Mecredy's Series F options expire on 05/16/03 and Mr. Morelli's options expire on 04/01/07.

    Series G options become exercisable at 03/31/01, 03/31/02, and 03/31/03, if the applicable fiscal period EBITDA ("AFP") meets a minimum level EBITDA ("Baseline"). If the AFP does not meet the Baseline level, the number of shares for which the options become exercisable is 0. If the AFP exceeds the maximum level EBITDA ("Maximum"), the number of shares for which the options become exercisable will be 80,000 and 50,000 shares, respectively, for Messrs. Mecredy and Morelli. If the AFP is between the Baseline and Maximum, the number of shares for which the options become exercisable is determined by multiplying 40,000 and 20,000 shares, respectively, for Messrs. Mecredy and Morelli, by the AFP, divided by the Maximum. Under the terms of Mr. Mecredy's separation agreement, his Series G options expired on his termination date. Mr. Morelli's options expire on 04/01/07.

                         FISCAL YEAR-END OPTION VALUES

     The following table contains certain information regarding options to purchase common stock held as of March 31, 2001 by each of the named executive officers. There were no exercises of stock options by the named executive officers during the last fiscal year.

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                                         FISCAL YEAR-END            AT FISCAL YEAR-END(1)
                                                   ---------------------------   ---------------------------
OFFICER NAME                                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------                                       -----------   -------------   -----------   -------------
Robert F. Mecredy................................    100,125        832,475          $0           $43,200
John A. Morelli..................................     65,854        500,106           0            27,000

---------------

(1) As required by the rules of the Securities and Exchange Commission, the value of unexercised in-the-money options is based on the closing sales price of the Company's Common Stock on the NASDAQ Stock Markets as of the last day of the fiscal year, March 31, 2001, which was $0.19 per share.

                         EMPLOYMENT AND RELATED MATTERS

     On May 18, 2001, Robert F. Mecredy tendered his resignation from his positions of President, Chief Executive Officer, and Director of the Company. Under the terms of his Separation Agreement, Mr. Mecredy continued in the Company's employment until July 15, 2001 to assist in the transition of the new management team for an aggregate compensation of $12,500. In addition, the Company agreed to pay him a performance bonus of $50,000 for fiscal year 2001, $61,854.26 for accrued and unused vacation and an aggregate amount of $200,000 in bi-weekly installments during the 24 month period following termination of his employment and a further amount of $37,500. The Company also amended Series F and Series H stock option agreements, each in the amount of 240,000 shares of common stock so that (1) the Series F Options (i) remain exercisable until the second anniversary of termination of employment, and (ii) are terminable for breach of certain provisions of the Separation Agreement rather than his existing agreements and (2) the Series H Options: (i) expire on the third rather than the seventh anniversary of the Option date, (ii) continue to be exercisable after termination of his employment and (iii) are terminable for breach of certain provisions of the Separation Agreement rather than his existing agreements.

     In March 1999, the Company entered into an employment agreement with John
A. Morelli, which was extended on February 18, 2000 for a period of one year and further extended on November 1, 2000, for a period of three years retroactive to October 1, 2000. Mr. Morelli's base salary under this agreement is $125,000 per annum, which shall be reviewed annually by the Compensation Committee of the Board of Directors. Mr. Morelli has the opportunity to earn an annual incentive bonus, based upon the Company's performance, his individual performance and the Company's liquidity position of up to, but not exceeding, 60% of his base salary.

     Mr. Morelli is entitled to receive a grant of nonqualified stock options as follows: (i) an option to purchase from the Company 150,000 shares of its Class A common stock at the price of $0.50 per share, under the terms and conditions described in the Stock Option Agreement Series F, (ii) an option to purchase from the Company 150,000 shares of Common Stock, at the price of $0.50 per share, under the terms and conditions described in the Stock Option Agreement Series G (iii) an option to purchase from the Company 150,000 shares of Common Stock, at the price of $0.01 per share, under the terms and conditions described in the Stock Option Agreement Series H. During the employment period, Mr. Morelli shall be entitled to participate in the Company's employee benefit plans that are generally available from time to time to executives of the Company, including group medical, dental, life, accidental death and dismemberment, short-term disability, long-term disability, business travel accident plans, sick leave, vacation, and the profit sharing retirement plan. Under his agreement, Mr. Morelli agreed to certain non-disclosure and non-compete agreements as long as he is receiving payments from the Company, and for up to three years thereafter, in conjunction with his employment agreement and agreed to not to directly or indirectly, induce or attempt to induce any employee of the Company to terminate or abandon his or her employment for any purpose whatsoever.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Bratton, Perekslis and Sugarman served as members of the Company's Compensation Committee during the 2001 fiscal year. Mr. Sugarman has been serving as interim Chief Executive Officer and President since May 16, 2001. Mr. Perekslis was a Vice President of the Company through July 18, 1997.

     The Company entered into a consulting agreement, dated October 4, 2000, with Sugarman & Company, LLP, a company in which Randy Sugarman is the managing partner and has an 80% ownership interest. Under the agreement and in accordance with the terms of the Company's restructuring in Fiscal Year 2001, Mr. Sugarman was engaged by the Company to evaluate its financial position and operations and make recommendations to senior management regarding changes that need to be made to improve profitability and liquidity. Mr. Sugarman's services are to be performed on an hourly basis, plus out-of-pocket expenses, and the Company will be billed accordingly.

     As of March 31, 2001, the Company incurred consulting fees of $221,000, plus expenses of $51,000, for consulting services under the agreement. Mr. Sugarman was named interim CEO and President, effective May 16, 2001, and the extent of his services is likely to increase for the current fiscal year. The amount expected to be incurred for the current fiscal year has not yet been determined.

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has provided the following report:

     The compensation policies of the Company have been developed to link the compensation of executive officers with the development of enhanced value for the Company's stockholders. Through the establishment of both short-term and long-term incentive plans and the use of base salary and performance bonus combinations, the Company seeks to align the financial interests of its executive officers with those of its stockholders.

                           PHILOSOPHY AND COMPONENTS

     In designing its compensation programs, the Company has followed its belief that compensation should reflect both the Company's recent performance and the value created for stockholders, while also supporting the broader business strategies and long-range plans of the Company. In doing so, the compensation programs for the last fiscal year reflected the following general characteristics:

     - The Company's financial performance and, in particular, that of the individual.

     - An annual incentive arrangement that generates a portion of compensation based on the achievement of specific performance goals in relation to the Company's internal budget and strategic initiatives, with superior performance resulting in enhanced total compensation.

     The Company's executive compensation was based upon the components listed below, each of which is intended to serve the overall compensation philosophy:

          Base Salary. Base salary is intended to be set at a level that approximates the competitive amounts paid to executive officers of similar businesses in structure, size, and industry orientation. Competitive amounts are determined informally through a review of published compensation surveys and proxy statements of other companies.

          Incentive Compensation. In accordance with the Company's philosophy of tying a substantial portion of the overall compensation of its executive officers to the achievement of specific performance goals, an incentive plan has been developed for the executive officers. The Company's incentive plan is designed to reward superior performance with total compensation above competitive levels. On the other hand, if performance goals are not achieved and the Company suffers as a result, compensation of affected executive officers may fall below competitive levels.

          Stock Options. The Company periodically considers awards to its executive officers of stock options granted under the terms of its Stock Option Plan. Options are awarded by the Option Subcommittee to selected executive officers and other persons in recognition of outstanding contributions they may have made (or are being motivated to make) to the Company's growth, development, or financial performance. The awarding of options is designed to encourage ownership of the Company's Common Stock by its executive officers, thereby aligning their personal interests with those of our shareholders.

     The Compensation Committee reviews and determines the compensation of the executive officers of the Company with this philosophy on compensation as its basis. While promoting initiative and providing incentives for superior performance on behalf of the Company for the benefit of its shareholders, the Compensation Committee also seeks to assure that the Company is able to compete for and retain talented personnel who will lead the Company in achieving levels of growth and financial performance that will enhance shareholder value over the long-term as well as short-term.

                                CEO COMPENSATION

     Effective October 1, 1999, the Company appointed Mr. Robert F. Mecredy as Chief Executive Officer and entered into an employment agreement with Mr. Mecredy effective April 1, 2000 as a result of the new financial position of the Company and the opportunity to improve performance of the Company in fiscal 2001 and beyond. The base salary provided to Mr. Mecredy was consistent with what the Compensation Committee believed was competitive in the Company's industry, opportunities for bonus compensation were tied to the Company's performance, and options granted to Mr. Mecredy were subject to vesting over a period of time consistent in terms of value to its stockholders. Mr. Mecredy resigned as CEO effective May 16, 2001.

                                          The Compensation Committee

                                          William J. Bratton
                                          Scott Perekslis
                                          Randy Sugarman

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter (The "Audit Committee Charter") adopted by the Board of Directors. The Audit Committee Charter is attached to this proxy statement as Exhibit A.

     In the course of fulfilling its responsibilities:

          1. The Audit Committee has reviewed and discussed the audited financial statements with management.

          2. The Audit Committee has discussed with Arthur Andersen LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Communications with Audit Committees).

          3. The Audit Committee has received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Arthur Andersen LLP their independence.

          4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, for filing with the Securities and Exchange Commission.

                                          The Audit Committee

                                          Mary Ann Gilleece
                                          Ronovan Mohling
                                          R.C. Whitaker

               FEES BILLED TO THE COMPANY BY ARTHUR ANDERSEN LLP

AUDIT FEES

     Aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended March 31, 2001 and for reviews of the consolidated financial statements included in the Company's quarterly reports on Forms 10-Q for the fiscal year ended March 31, 2001 were $150,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Arthur Andersen LLP for professional services rendered for information technology services related to financial information system design and implementation for the fiscal year ended March 31, 2001.

ALL OTHER FEES

     Aggregate fees billed for all other services that were provided by Arthur Andersen LLP to the Company for the fiscal year ended March 31, 2001 were $14,618.

     The Audit Committee of the Board of Directors considered whether the provision of services other than those described under the caption "Audit Fees" above is compatible with maintaining the principal accountant's independence.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of The Nasdaq National Market (U.S.) and the cumulative total return for a group of companies consisting of Apollo Group Inc., CBT Group Plc, Evans & Sutherland Computer Corporation, Imax Corporation, Learning Tree International, Orbital Sciences Corporation, REMEC Inc. and the Wyman-Gordon Company, for the period commencing November 27, 1996, the date that the Company's Common Stock became publicly traded, and ending on March 31, 2001.
Note: The proxy graph for fiscal years 1997 through 1999 included Wymon-Gordon Company which currently has no securities which are traded and they have been excluded from the Peer Group. CBT Group Plc changed its name to SmartForce PLC, effective February 15, 2000, and has been replaced by ECC International in its Peer Group.

                          TOTAL RETURN TO STOCKHOLDERS
                     (ASSUMES $100 INVESTMENT ON 11/27/96)

                                                    FIREARMS TRAINING              PEER GROUP               NASDAQ COMPOSITE
                                                    -----------------              ----------               ----------------
11/27/1996                                               100.00                      100.00                      100.00
12/31/1996                                                86.24                      106.97                      100.29
3/31/1997                                                 91.74                       93.49                       94.90
6/30/1997                                                100.92                      130.78                      112.02
9/30/1997                                                 45.87                      147.24                      130.95
12/31/1997                                                38.07                      141.73                      121.99
3/31/1998                                                 66.06                      163.09                      142.60
6/30/1998                                                 18.35                      150.13                      147.19
9/30/1998                                                  5.05                       95.43                      133.53
12/31/1998                                                 0.32                      121.46                      173.24
3/31/1999                                                  7.57                       97.13                      193.58
6/30/1999                                                  6.65                       89.48                      211.42
9/30/1999                                                  4.59                       78.58                      216.29
12/31/1999                                                 3.67                      103.27                      320.67
3/31/2000                                                  4.59                      148.68                      360.47
6/30/2000                                                  1.91                      151.85                      314.24
9/30/2000                                                  2.09                      159.51                      289.16
12/31/2000                                                 0.55                      140.41                      193.63
3/31/2001                                                  1.39                      127.81                      144.53

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, appoints each year the firm that will serve as the Company's independent public accountants. The Board has appointed Arthur Andersen LLP, which firm served as independent public accountants for the Company during the past fiscal year, to serve as such accountants for the current fiscal year. Such appointment is not subject to ratification or other vote by the stockholders.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Stockholders, with opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     According to the Company By-laws, only such business shall be conducted at an annual meeting of stockholders as shall have been properly brought before the meeting. For business to be properly brought before the meeting it must be: (i) authorized by the Board of Directors and specified in the notice, or a supplemental notice, of the meeting, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or the chairman of the meeting, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought by a stockholder, the stockholder must have given written notice thereof to the Secretary, delivered or mailed to and received at the principal executive offices of the Company (x) not less than 60 days nor more than 90 days prior to the meeting, or (y) if less than 70 days notice of the meeting or prior public disclosure of the date of the meeting is given or made to stockholders, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed, or if earlier, the day on which such public disclosure was made. These requirements are separate and apart from and in addition to the SEC's requirements that a shareholder must meet to have a shareholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

     Stockholders who desire to submit to the Company proposals for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Stockholders of Firearms Training Systems, Inc. must submit such proposals to the Secretary of the Company for receipt by the Secretary on or prior to June 21, 2002.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) during the fiscal year ended March 31, 2001 and Form 5 and amendments thereto furnished to the Company with respect to such fiscal year, the Company has identified the following persons who during such fiscal year were beneficial owners of more than 10 percent of its Class A Common Stock and which failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during such fiscal year, in each case related to the Company's restructuring in Fiscal Year 2001: (1) although the various partnerships described herein as the Centre Entities filed a Form 13-G reporting changes in beneficial ownership of the common stock in connection with the Restructure, they did not file Form 4's amending previous Form 3's and 4's filed with respect to the Company to reflect certain changes in their share ownership as a result of the Restructure; and (2) although the various entities described herein as Dominion Resources/First Source Financial filed a Form 13-D reporting acquisition of beneficial ownership of more than 10% of the Class A Common Stock in connection with the Restructure, they did not file a Form 3 with respect to acquisition of Class A Common Stock in exchange for certain debt securities in connection with the Restructure. Each one had one late filing, except Dominion Resources, which has failed to file.

                                 OTHER MATTERS

     Management does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Stockholders" and knows of no other business to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any adjournments thereof, it is intended that all management proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

                                          FIREARMS TRAININGS SYSTEMS, INC.
                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ John A. Morelli

                                          John A. Morelli
                                          SECRETARY

Dated: October 19, 2001

                                                                       EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                       OF FIREARMS TRAINING SYSTEMS, INC.

I. PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") of Firearms Training Systems, Inc. (the "Company") in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Audit Committee is to:

          1. Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems.

          2. Serve, together with the Board, as the ultimate authority to which the independent auditor (the "Independent Auditor") and the internal auditing department ("Internal Audit") are accountable, and have, together with the Board, the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditor (or to nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement).

          3. Review the audit efforts of the Independent Auditor and Internal Audit.

          4. Provide an open avenue of communication among the Independent Auditor, financial and senior management, Internal Audit, and the Board.

II. COMPOSITION AND EXPERTISE

          1. Members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ National Market and any other market or markets, if any, on which the securities of the Company or any of its subsidiaries are traded, for so long as the Company's securities are so traded. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee will be made by the Board.

          2. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified or until their resignation or removal. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

III. DUTIES AND RESPONSIBILITIES

     The Audit Committee shall:

  Documents / Reports Review

          1. Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

          2. Review and discuss with management the annual audited and quarterly financial statements.

          3. Review a summary of reports to management prepared by the Independent Auditor or Internal Audit and any responses to the same by management.

  Independent Auditor

          4. Review and recommend to the Board: (i) the selection of the Independent Auditor to audit the books, records and accounts of the Company, and (ii) the approval of the fees and other compensation of the Independent Auditor.

          5. Review and discuss with the Independent Auditor its ultimate accountability to the Board and the Audit Committee, as representatives of shareholders.

          6. Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to determine the auditor's independence. The Audit Committee shall: (i) request, receive and review on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Company and the Independent Auditor that may reasonably be thought to bear on the independence of the Independent Auditor with respect to the Company; (ii) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor; and (iii) take, or recommend that the full Board take appropriate action to oversee the independence of the Independent Auditor.

  Financial Reporting Process

          7. Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and Internal Audit.

          8. Review the Independent Auditor's judgment about the quality and appropriateness of accounting principles as applied in financial reporting.

          9. Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, management or Internal Audit.

  Process Improvement

          10. Review reports to the Audit Committee by each of management, the Independent Auditor and Internal Audit regarding any significant judgments made in management's preparation of financial statements and the view of each as to the appropriateness of such judgments.

          11. Review with each of management, the Independent Auditor and Internal Audit any significant difficulties encountered during the course of each audit.

          12. Review any significant disagreement among management, the Independent Auditor and Internal Audit in connection with the preparation of the financial statements.

          13. Review with the Independent Auditor, Internal Audit and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

  Other

          14. Annually prepare a report to shareholders as and if required by the Securities and Exchange Commission.

          15. Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

          16. Review, with the Company's counsel, legal compliance matters or any legal matter that could have a significant impact on the organization's financial statements.

          17. Perform such other activities, consistent with this Charter, the Company's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          18. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management, the Independent Auditor or Internal Audit or to assure compliance with laws and regulations.

          19. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                  DETACH HERE


         PLEASE MARK
[X]      VOTES AS IN
         THIS EXAMPLE.


1.       ELECTION OF DIRECTORS:
         To re-elect each of the following nominees, as a director of the Company, for a term of three years:

         NOMINEES: (01) William J. Bratton
                   (02) Ronovan Mohling

         [ ] FOR ALL NOMINEES                [ ] WITHHELD FROM ALL NOMINEES

         [ ] _________________________________
         NOTE: To withhold authority to vote
         for individual nominee(s), write that
         nominee's name in the space provided
         above. Your shares will be voted for
         the remaining nominee(s)

2. TO VOTE, IN THE PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

         Mark box at right if an address change or comment [ ] has been noted on the reverse side of this card.

                  Please be sure to sign and date this proxy.

Signature: ______________ Date: _______ Signature: _______________ Date: _______

                                  DETACH HERE


                        FIREARMS TRAINING SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, having received notice of the Annual Meeting of Stockholders and revoking all prior proxies, hereby appoints Randy Sugarman and John A. Morelli, and each of them, attorneys or attorney of the undersigned, with full power of substitution in each of them, for and in the name of the undersigned, to attend the Annual Meeting of Stockholders of Firearms Training Systems, Inc. (the "Company") to be held Thursday, December 6, 2001, at 10:00 A.M., Eastern Time, and any postponement or adjournment thereof, and to vote and act upon the following matters in respect of all shares of common stock of the Company that the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND AS INDICATED HEREIN. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED FOR SUCH ELECTION. THE PROXIES, IN THEIR DISCRETION, WILL VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Attendance of the undersigned at the meeting or any postponement or adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to vote such shares in person.

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        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING
                             THE ENCLOSED ENVELOPE.
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IF SHARES ARE HELD BY MORE THAN ONE OWNER, EACH MUST SIGN. EXECUTORS,
ADMINISTRATORS, TRUSTEES, GUARDIANS, AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE THEIR FULL TITLES.
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HAS YOUR ADDRESS CHANGED?:                  DO YOU HAVE ANY COMMENTS?

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